UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2014

Akorn, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Louisiana
(State or Other Jurisdiction of Incorporation)

001-32360 (Commission File Number)	72-0717400 (IRS Employer Identification No.)

1925 W. Field Court, Suite 300 Lake Forrest, Illinois (Address of Principal Executive Offices)	60045 (Zip Code)

(847) 279-6100
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form   8-K filed by Akorn, Inc. (“Akorn”) on April 23, 2014 (the “Original Report”), in which Akorn reported the completion of the merger (the “Merger”) of Akorn Enterprises, Inc. (“Purchaser”) with and into Hi-Tech Pharmacal Co. Inc., a Delaware Corporation (“Hi-Tech”) as a result of which Hi-Tech has been acquired by, and is wholly owned by, Akorn pursuant to an Agreement and Plan of Merger, dated as of August 26, 2013, by and among Akorn, Purchaser, and Hi-Tech. Akorn is filing this Amendment to file Hi-Tech’s audited and unaudited consolidated financial statements and the unaudited pro forma condensed combined financial statements, under items 9.01(a) and 9.01(b), respectively, that were required to be filed either as part of the Original Report or by Amendment thereto. This Amendment and the exhibits attached hereto are hereby incorporated by reference into the registration statements on Forms S-8 (Nos. 333-124190, 333-161908, 333-167031, 333-179476 and 333-195673) filed by Akorn with the U.S. Securities and Exchange Commission on April 20, 2005, September 14, 2009, May 21, 2010, February 10, 2012 and May 2, 2014, respectively.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

(1) The audited consolidated balance sheets of Hi-Tech as of April 30, 2013 and April 30, 2012 and the related consolidated statements of operations, comprehensive income, shareholders' equity, and cash flows for each of the years ended April 30, 2013, April 30, 2012, and April 30, 2011, the Notes to the Consolidated Financial Statements and the Independent Auditors Report are filed as Exhibit 99.1 to this Amendment and are incorporated herein by reference.

(2) The unaudited condensed consolidated balance sheet of Hi-Tech as of January 31, 2014 and the related condensed consolidated statements of operations, comprehensive income, and cash flows for the nine month periods ended January 31, 2014 and January 31, 2013, and the Notes to the Condensed Consolidated Financial Statements are filed as Exhibit 99.2 to this Amendment and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of March 31, 2014 and the unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2014 and for the year ended December 31, 2013, giving effect to the Merger, and the Notes to the Unaudited Pro Forma Condensed Combined Financial Statements are filed as Exhibit 99.3 to this Amendment and are incorporated herein by reference.

(d)	See Attached Exhibit Index

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2014

AKORN, INC.

	By:	/s/ Timothy A. Dick
		Name:	Timothy A. Dick
		Title:	Chief Financial Officer

Exhibit Number	Description

23.1	Consent of EisnerAmper LLP.

99.1
Audited consolidated balance sheets of Hi-Tech as of April 30, 2013 and April 30, 2012 and the related consolidated statements of operations, comprehensive income, shareholders' equity, and cash flows for each of the years ended April 30, 2013, April 30, 2012, and April 30, 2011, the Notes to the Consolidated Financial Statements and the Independent Auditors Report.

99.2
Unaudited condensed consolidated balance sheet of Hi-Tech as of January 31, 2014 and the related condensed consolidated statement of operations, comprehensive income, and cash flows for the nine month periods ended January 31, 2014 and January 31, 2013, and the Notes to the Condensed Consolidated Financial Statements.

99.3
Unaudited pro forma condensed combined balance sheet as of March 31, 2014 and the unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2014 and for the year ended December 31, 2013, giving effect to the Merger, and the Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.